The Target Portfolio Trust

PGIM Core Bond Fund

(the "Fund")

Supplement dated September 29, 2023

to the Fund's Currently Effective Summary Prospectus and Prospectus

You should read this Supplement in conjunction with the Fund's Summary Prospectus and Prospectus and retain it for future reference.

Effective immediately, Mr. Matthew Angelucci and Mr. Tyler Thorn are added to the Fund's portfolio management team.

To reflect this change, the Fund's Summary Prospectus and Prospectus are hereby revised as follows effective immediately:

1.The table in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Messrs. Angelucci and Thorn:

Investment	Subadviser	Portfolio
Managers		Managers

PGIM Investments	PGIM Fixed	Matthew
LLC	Income	Angelucci, CFA

PGIM Investments	PGIM Fixed	Tyler Thorn
LLC	Income

Title	Service Date

Portfolio Manager	September 2023
Portfolio Manager	September 2023

2.The section of the Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers" is hereby revised by adding the following professional biographies for Messrs. Angelucci and Thorn:

Matthew Angelucci, CFA, is a Principal and portfolio manager on the Multi-Sector Team at PGIM Fixed Income. In addition, he is responsible for the Global Bond Strategies. Mr. Angelucci specializes in country and sector allocation, global rates positioning, and issue selection within sovereign securities and derivatives. Prior to assuming his current position, he was a financial analyst in the Portfolio Analysis Group where he was responsible for performance attribution and providing daily risk analysis and analytic support to the Global Government portfolio management team. Mr. Angelucci joined the Firm in 2005. He received a BS in Corporate Finance and Accounting from Bentley University. Mr. Angelucci holds the Chartered Financial Analyst (CFA) designation.

Tyler Thorn is a Vice President and a portfolio manager on the Multi-Sector Team at PGIM Fixed Income. Mr. Thorn joined the Firm in 2015 and previously was an analyst in the Portfolio Analysis Group. He has also worked on the Quantitative Modeling and Strategies team. Mr. Thorn received a BS in business administration with concentrations in finance, economics, and computer science from Boston College.

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